UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2014


                             FREEDOM PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                        333-184061             45-5440446
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

650 Poydras Street, Suite 1400 Office 15,
           New Orleans, LA                                        70130
Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (504) 799-2250

                    8580 E. Bellewood Place, Denver CO 80237
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about July 25, 2014, the principals of Silberstein Ungar, PLLC ("Silberstein"), Freedom Petroleum, Inc.'s (the "Company") independent auditor, joined the accounting firm of KLJ & Associates, LLP ("KLJ"). As a result of the transaction, on August 4, 2014 ("Resignation Date"), Silberstein resigned as our independent registered public accounting firm and the Company accepted the resignation. On August 7, 2014, the Company engaged DKM Certified Public Accountants ("DKM") to replace Silberstein as our independent registered public accounting firm. The engagement of DKM was approved by the Company's board of directors.

Silberstein's audit reports on the financial statements of the Company for the fiscal years ended July 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended July 31, 2012 and July 31, 2013 contained a going concern qualification.

There were no disagreements between the Company and Silberstein, for the two most recent fiscal years and any subsequent interim period through Resignation Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Silberstein, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Silberstein has not advised the Company that:

     1) internal controls necessary to develop reliable financial statements did not exist; or

     2) information has come to the attention of Silberstein which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

     3) the scope of the audit should be expanded significantly, or information has come to the attention of Silberstein that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended July 31, 2014.

We provided Silberstein with a copy of this disclosure before filing it with the SEC. We requested that Silberstein provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from Silberstein is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 7, 2014, we engaged DKM as our principal accountant to audit our financial statements as successor to Silberstein. During our two most recent fiscal years or subsequent interim periods, we have not consulted with DKM regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did DKM provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted DKM on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                        Description
-----------                        -----------

  16.1          Letter from Silberstein Ungar, PLLC dated August 7, 2014

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2014                  FREEDOM PETROLEUM, INC.


                                       By: /s/ Anton Lin
                                           -------------------------------------
                                           Anton Lin, CEO

                                       3